UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SUMMER INFANT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUMMER INFANT, INC.

1275 Park East Drive

Woonsocket, RI 02895

NOTICE OF
2011 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2011 Annual Meeting of Stockholders of Summer Infant, Inc. will be held at 9:00 a.m. on Thursday, June 16, 2011, at the principal offices of the Company located at 1275 Park East Drive, Woonsocket, Rhode Island 02895, to consider and act upon the following matters:

1.                 To elect two Class A directors, each to serve for a three-year term expiring in 2014;

2.                 To approve amendments to our 2006 Performance Equity Plan to, among other things, reserve an additional 925,000 shares for issuance thereunder;

3.                 To ratify the appointment of McGladrey & Pullen, LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending December 31, 2011; and

4.                 To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Stockholders owning Summer Infant shares at the close of business on April 26, 2011 are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Jason Macari
Chief Executive Officer

Woonsocket, Rhode Island

April 29, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2011.  The proxy materials relating to the Annual Meeting, including the proxy statement, our 2010 annual report on Form 10-K and proxy card, are available at no cost in the Investor Relations section of our website at www.summerinfant.com.  You may also request copies of the proxy materials from our Company as described in the enclosed proxy statement.

Whether or not you plan to attend the Annual Meeting, and in order to ensure that your shares are represented at the Annual Meeting, please sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.  If you plan to attend to attend the Annual Meeting and need directions, please telephone (401) 671-6550.

SUMMER INFANT, INC.

1275 Park East Drive

Woonsocket, RI 02895

PROXY STATEMENT

2011 Annual Meeting of Stockholders

This Proxy Statement is furnished by the Board of Directors of Summer Infant, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders to be held on Thursday, June 16, 2011, and at any adjournments or postponements of that meeting.  Our Board of Directors has fixed April 26, 2011 as the record date for determining those stockholders entitled to receive notice of, and to vote at, the Annual Meeting.  Only stockholders of record at the close of business on April 26, 2011 will be entitled to vote at the Annual Meeting.  We intend to first mail or give to holders of our common stock this Proxy Statement and the accompanying proxy card on or about April 29, 2011.

Any proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the stockholder’s instructions on the proxy card.  If no instructions are given on the proxy card, the proxy will be voted (1) FOR the election as directors of the nominees named in this proxy statement, (2) FOR the approval of amendments to our 2006 Performance Equity Plan to, among other things, reserve an additional 925,000 shares for issuance thereunder, (3) to ratify the appointment of McGladrey & Pullen, LLP, an independent public accounting firm, as the independent auditor of our Company for the year ending December 31, 2011, and (4) as the persons specified in the proxy deem advisable on such other business as may properly come before the meeting.  At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Revocability of Proxies

A proxy may be revoked at any time prior to its exercise:

•            by submitting a written notice revoking that proxy, addressed to our Board of Directors at our principal office at 1275 Park East Drive, Woonsocket, Rhode Island 02895, or

•                  at the Annual Meeting prior to the taking of a vote.

Any stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person on any matter presented for a vote to our stockholders at the Annual Meeting, whether or not that stockholder has previously given a proxy.

Solicitation of Proxies

Proxies in the form enclosed are solicited by our Board of Directors.  Solicitation of proxies will be made initially by mail.  Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees.  We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common stock held of record by those brokers, custodians, nominees or other fiduciaries.

Householding of Special Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of these proxy materials may have been sent to multiple stockholders in each household.  We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or verbal request to us at our principal office at 1275 Park East Drive, Woonsocket, Rhode Island 02895, telephone:  (401) 671-6550.  Any stockholder who wants to receive separate copies of proxy materials in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact that stockholder’s bank, broker, or other nominee record holder, or that stockholder may contact us at the address and phone number set forth above.

Voting Securities

As of April 26, 2011, the record date for the Annual Meeting, there were 17,475,237 shares of common stock issued and outstanding, all of which are entitled to vote at the Annual Meeting.  Fractional shares will not be entitled to vote, but each full share of common stock entitles the holder of that share to one vote on all matters properly brought before the Annual Meeting.  At present, our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

Each stockholder is entitled to one vote for each share held by that stockholder on April 26, 2011.  The representation in person or by proxy of at least a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business.  Abstentions and “broker non-votes,” as described below, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of directors.  The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the other proposals described in this proxy statement.  With regard to these proposals, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.  Furthermore, shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares as to a particular matter will also be entirely excluded from the vote and will have no effect on its outcome.  We refer to these shares as “broker non-votes.”

Please note that the rules regarding how brokers, banks, or other nominees may vote your shares have changed.  As a result, brokers, banks and other nominees may no longer use discretionary authority to vote shares on the election of directors or the proposal to approve amendments to our 2006 Performance Equity Plan if they have not received specific voting instructions from their clients. For your vote to be counted on these proposals, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.  Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

We will report voting results in a filing with the United States Securities and Exchange Commission, or the SEC, on Form 8-K.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Through our website, www.summerinfant.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Form 3, Form 4, and Form 5 Reports of our directors, officers, and principal stockholders, together with amendments to these reports filed or furnished pursuant to Section 13(a), 15(d), or 16 of the Exchange Act.  We will also provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the SEC.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits.  Any such requests should be directed to our corporate secretary at our executive offices at 1275 Park East Drive, Woonsocket, Rhode Island 02895, telephone:  (401) 671-6550.

OWNERSHIP OF SUMMER INFANT, INC. COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of April 26, 2011 by:

•                  each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•                  each of our directors and named executive officers listed in the Summary Compensation Table under the section entitled “Executive Compensation”; and

•                  all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)(3)	Percent of Common Stock (4)
5% Stockholders
Wynnefield Capital Management LLC and related entities (5)	1,861,406	10.7%
Buckingham Capital Management Incorporated (6)	1,230,863	7.0%

Directors and Named Executive Officers
Jason Macari	3,647,913	20.6%
Joseph Driscoll	243,401	1.4%
Dan Almagor	10,000	*
Martin Fogelman	46,000	*
Steven Gibree (7)	251,334	1.4%
Derial Sanders	10,000	*
Robert Stebenne	46,000	*
Richard Wenz	46,000	*
Jeff Hale	97,151	*
All directors and executive officers as a group (8 persons)	4,146,465	22.8%

*  Less than 1%

(1)           Unless otherwise noted, the business address of each named person is 1275 Park East Drive, Woonsocket, Rhode Island 02895.

(2)          Unless otherwise noted, each person named in the table has sole voting and investment power with regard to all shares beneficially owned, subject to applicable community property laws.

(3)           Includes the following number of shares that can be acquired through stock option exercises through June 25, 2011 as follows:

Directors and Named Executive Officers	Options Exercisable through June 15, 2011
Mr. Macari	232,500
Mr. Hale	93,750
Mr. Driscoll	210,000
Mr. Fogelman	40,000
Mr. Stebenne	40,000
Mr. Wenz	40,000
Mr. Almagor	10,000
Mr. Sanders	10,000

(4)           The percentages shown are calculated based on 17,475,237 shares of common stock outstanding on April 26, 2011.  In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of April 26, 2011 are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person or group.

(5)           The information is as reported on Amendment No. 5 to Schedule 13G/A filed with the SEC on February 11, 2011 (the “Schedule 13G”).  The address for this stockholder is 450 Seventh Avenue, Suite 509, New York, NY 10123.  Mr. Nelson Obus may be deemed to hold an indirect beneficial interest in these shares, which are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Channel Partnership II, L.P. and Wynnefield Capital, Inc. Profit Sharing Plan, because he is a co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of Wynnefield Small Cap Value Offshore Fund), the general partner of Channel Partnership II, L.P. and the portfolio manager of Wynnefield Capital, Inc. Profit Sharing Plan.  The inclusion of information in the Schedule 13G with respect to Mr. Obus shall not be considered an admission that he, for the purpose of Section 13(g) of the Exchange Act, is the beneficial owner of any shares in which he does not have a pecuniary interest.  Mr. Obus disclaims any beneficial ownership of the shares of common stock covered by the Schedule 13G.

Mr. Joshua Landes may be deemed to hold an indirect beneficial interest in 1,754,769 of these shares, which are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I and Wynnefield Small Cap Value Offshore Fund, because he is a co-managing member of Wynnefield Capital Management, LLC and a principal executive officer of Wynnefield Capital, Inc.  The inclusion of information in the Schedule 13G with respect to Mr. Landes shall not be considered an admission that he, for the purpose of Section 13(g) of the Exchange Act, is the beneficial owner of any shares in which he does not have a pecuniary interest.  Mr. Landes disclaims any beneficial ownership of the shares of common stock covered by the Schedule 13G.

(6)           The information is as reported on Amendment No. 4 to Schedule 13G/A filed with the SEC on February 10, 2011 (the “Schedule 13G”).  The address for this stock holder is 7850 Third Avenue, Sixth Floor, New York, NY 10017.  Buckingham Capital Management Incorporated is a registered investment adviser which acts as the general partner and investment manager for various private investment funds and which also manages other accounts on a discretionary basis.  Buckingham Research Group Incorporated, a registered broker-dealer, is the parent company of Buckingham Capital Management Incorporated and thus may be deemed to be the beneficial owner of the securities reported in the Schedule 13G.

(7)          As of November 18, 2010, Mr. Gibree ceased employment with the Company as our Executive Vice President of Product Development, and he resigned as a director effective December 10, 2010.  The address for Mr. Gibree is 83 Franklin Road, Foster, Rhode Island 02825.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

Pursuant to our Amended and Restated Certificate of Incorporation, as amended to date, our Board of Directors is divided into three classes.  Our Board of Directors has currently set the number of directors at seven, and there is currently one vacancy on the Board of Directors. The terms of our current Class A directors, Derial Sanders and Robert Stebenne, expire at our Annual Meeting.  The terms of our current Class B directors, Martin Fogelman and Richard Wenz, will expire at the annual meeting of stockholders to be held in 2012.  The terms of our current Class C directors, Jason Macari and Dan Almagor, will expire at our annual meeting of stockholders to be held in 2013.  Mr. Sanders and Mr. Stebenne have been nominated and recommended for election to serve as directors for a three-year term until our annual meeting of stockholders to be held in 2014, or until their successors have been elected and qualified.

Nominees for Directors

The following table sets forth certain information with respect to the two nominees for election to our Board of Directors, their principal occupations, ages, independence status, as determined in accordance with SEC and Nasdaq Stock Market rules, and periods of service on our Board of Directors.  Information regarding their ownership of shares of our common stock as of April 26, 2011 may be found at “Ownership of Summer Infant, Inc. Common Stock.”  Messrs. Sanders and Stebenne currently are directors of our Company.  In the event either Mr. Sanders or Mr. Stebenne is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominees designated by the current Board of Directors to fill the vacancies.  It is not expected that either Mr. Sanders or Mr. Stebenne will be unable or will decline to serve as director.

Class	Name	Age	Principal Occupation	Independent Status	Director Since
A	Derial Sanders	68	President, Precept Marketing Group	Y	November 2009

A	Robert Stebenne	58	Owner, Bob Stebenne Associates	Y	March 2007

Mr. Sanders, a director since November 2009, currently is President of Precept Marketing Group, a company which he founded in 2001.  Prior to June 2001, Mr. Sanders was a longtime employee of Graco Children’s Products, Inc., where his last role was as President and COO.  He was instrumental in the growth of the company, and helped Graco achieve this growth via strategic domestic sales initiatives, international expansion, and the addition of several key new product categories.  Mr. Sanders also saw the company through several acquisitions, the last of which was by its current holder, Rubbermaid, in 1996, then Newell Rubbermaid in 1998.  Mr. Sanders received a B.S. in marketing and commerce from Rider University.  The Board of Directors has determined that Mr. Sanders meets the applicable independence requirements of SEC and Nasdaq Stock Market rules.  Mr. Sanders currently serves as a member of our Compensation Committee.  In determining that Mr. Sanders should continue serving as a director of our Company, the Nominating & Governance Committee considered his extensive experience in the industry at Graco, including his management positions at that company and his achievements while serving at Graco, as well as status as an independent director.

Mr. Stebenne, a director since March 2007, currently owns and manages Bob Stebenne Associates, a firm he founded in 2002 that provides consulting services in the areas of brand development, product development, and strategic planning.  From February 1999 to July 2002, Mr. Stebenne was the president of new business development for Hasbro Industries, a provider of children’s and family leisure time products and services.  From 1991 to February 1999, he was president of Hasbro’s FOB/LC division, where he created a U.S. marketing, sales, product development, finance and logistics group.  From 1982 to 1991, he was president of Hasbro’s Playskool Baby division.  The Board of Directors has determined that Mr. Stebenne meets the applicable independence requirements of SEC and Nasdaq Stock Market rules.  Mr. Stebenne currently serves as Chairman of our Nominating & Governance Committee, as a member of our

Audit Committee and Compensation Committee, and he is Lead Director of our Board of Directors.  In determining that Mr. Stebenne should continue serving as a director of our Company, the Nominating & Governance Committee considered his extensive experience in the industry, including his experience at Hasbro, his experience as serving as a director of the Company for the past three years, and his status as an independent director.

Vote Required

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above.  Unless otherwise instructed, proxy holders will vote the proxies received by them for the nominees named above.  If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the election of directors.  Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Recommendation

Our Board of Directors recommends that stockholders vote “FOR” the election of each of Mr. Sanders and Mr. Stebenne for a three-year term expiring in 2014.

Continuing Directors

The following table sets forth certain information about those directors whose terms of office do not expire at the Annual Meeting and who consequently are not nominees for re-election at the Annual Meeting.  Information regarding their ownership of shares of our common stock as of April 26, 2011 may be found at “Ownership of Summer Infant, Inc. Common Stock.”

Class	Name	Age	Principal Occupation	Independent Status	Director Since	Term of Office Will Expire

B	Martin Fogelman	67	Independent consultant, Baby products industry	Y	March 2007	2012

B	Richard Wenz	61	Consultant and private investor	Y	March 2007	2012

C	Dan Almagor	57	Consultant and private investor	Y	November 2009	2013

C	Jason Macari	49	CEO, Summer Infant, Inc.	N	March 2007	2013

Mr. Almagor, a director since November 2009, is a consultant and private investor.  He currently serves on the Board of Directors of JAKKS Pacific, Inc., a publicly traded multi-line, multi-brand toy company, and is the Chairman of its Audit Committee and a member of its Compensation Committee.  From 1999 to 2005, Mr. Almagor was the Chairman and CEO of ACG International, a $3 billion private equity fund and affiliate of Bank One, where he was involved in formulating deal terms for investments and in the sourcing of high quality investment opportunities.  From 1996 to 1998, he was the Chairman and Chief Executive Officer for ID B.V.  From 1993 to 1996, he was the President and Chief Executive Officer for Kushi Foods, a position he accepted after being Managing Partner and Director for American Consulting from 1989 to 1993.  At American Consulting he was responsible for business strategy and served as advisor to Fortune 1000 boards.  Mr. Almagor has also authored Business Visions, A Practical Guide for Strategic Decisions and Shareholder Value Creation.  Mr. Almagor received a B.S. in mechanical and industrial engineering from SUNY.  The Board has determined that Mr. Almagor meets the applicable independence requirements of The Nasdaq Stock Market listing standards.  Mr. Almagor currently serves as a member of our Audit Committee.  Mr. Almagor was chosen to serve on the Board of Directors because of his experience in business strategy and understanding of capital markets and investments, as well as his service on other boards of directors.  This experience, as well as well as being an independent director, led the Nominating & Governance Committee to conclude that his abilities would fit the needs of our Board of Directors.

Mr. Fogelman, a director since March 2007, is an independent consultant and private investor in the juvenile products industry.  He was instrumental in the conception and development of the Babies R Us retail chain and served as senior vice president of both Toys R Us and Babies R Us, where he was employed from 1983 to May 2003.  From May 2003 until March 2007, Mr. Fogelman was President of Baby Trend, Inc., a manufacturer of infant products.  He is currently an investor and board member of KAS, Inc., a private company that manufactures organic household and personal care products for children, and The Nest Collective, a private company pioneering the manufacturing of organic baby food.  Mr. Fogelman currently serves as a member of our Compensation Committee and of our Nominating & Governance Committee.  Mr. Fogelman was chosen to serve on the Board of Directors because of his extensive experience in the industry, including his experience in creating strategic growth Toys R Us and Babies R Us.

Mr. Macari has been our Chief Executive Officer and a director since March 2007, and Chairman of the Board since October 2008.  Prior to March 2007, Mr. Macari was Chief Executive Officer and founder of the predecessor company to Summer Infant, Inc., which he founded in 2001.  Prior to that time, Mr. Macari was vice president of product development and general manager of Safety 1st, Inc., a manufacturer of safety and juvenile products from August 1994 to June 2001.  From May 1988 to August 1994, Mr. Macari managed the manufacturing engineering group of the Davol Division of CR Bard, a manufacturer of surgical products.  As Chief Executive Officer, Mr. Macari brings intimate knowledge of the Company he has acquired over the last decade, and his previous experience in the industry to our Board of Directors.  Mr. Macari provides the Board of Directors with insight into the day-to-day operations of the Company as well as a broad understanding of our business as a result of his prior experience.  This experience, as well as his management and leadership skills and ability to create a link between management and the Board of Directors, led the Nominating & Governance Committee to conclude that his abilities would fit the needs of our Board of Directors.

Mr. Wenz, a director since March 2007, is a consultant and private investor.  From 2000 to 2003, Mr. Wenz was an operating partner/affiliate of DB Capital Partners, LLC, the private equity arm of Deutsche Bank A.G., and served on the boards of directors of a number of portfolio companies, including NewRoads, Inc. and Jenny Craig International.  Mr. Wenz also served as Chief Executive Officer of Jenny Craig International during 2002 and 2003.  From 1997 to 2000, Mr. Wenz was President and Chief Operating Officer of Safety 1st, Inc., a manufacturer of safety and juvenile products.  During 1995 and 1996, Mr. Wenz was the partner in charge of the Chicago office of The Lucas Group, a business strategy consulting firm. Prior to 1995, Mr. Wenz held senior executive positions with Wilson Sporting Goods Co., Electrolux Corporation, The Regina Company and Professional Golf Corporation. Mr. Wenz began his career in 1971 with Arthur Young & Company (predecessor of Ernst & Young) and left the firm as a partner in 1983.  Mr. Wenz is a certified public accountant.  Since July 2006, Mr. Wenz has served on the board of directors of Easton-Bell Sports, Inc., a publicly traded company that designs, develops and markets branded sports equipment, and is currently the chairman of its audit committee.  Since June 2010, Mr. Wenz has served as a director of Armstrong World Industries, a publicly traded international manufacturer of flooring and ceiling products.  He also serves as a director of Coach America, a transportation company, and Pet Supplies “Plus,” a pet retail chain.  Mr. Wenz was previously a director of Radica Games (HK), Inc., Hunter Fan Company, Strategic Partners, Inc. and The First Years.  Mr. Wenz currently serves as Chairman of our Audit Committee, Chairman of our Compensation Committee, and as a member of the Nominating & Governance Committee.  Mr. Wenz was chosen to serve on the Board of Directors because he has substantial leadership and financial experience, as well as previous extensive experience in the juvenile products industry at The First Years and Safety 1st.  His background as a certified public accountant and service on other public company board of directors provides valuable experience needed to serve as our Audit Committee financial expert.

Board Leadership Structure and Board’s Role in Risk Oversight

Board Leadership Structure

Our Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Independent directors and management have different perspectives and roles in strategy development.  Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise.  Our Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to assist the Company in developing strategic direction and to hold management accountable for the execution of strategy once it is developed.  The Board of Directors believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interests of the Company because it provides the appropriate balance between strategy development and independent oversight of management.

Lead Director

Robert Stebenne, an independent director, was selected by our Board of Directors to serve as the Lead Director for all meetings of the non-employee directors held in executive session.  The Lead Director has the responsibility of presiding at all executive sessions of the board, consulting with the Chairman and Chief Executive Officer on board and committee meeting agendas, acting as a liaison between management and the non-employee directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of the board meetings, facilitating teamwork and communication between the non-employee directors and management, as well as additional responsibilities.

Board’s Role in Oversight of Risk

Our Board of Directors is responsible for overseeing the Company’s risk management.  The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.  The Audit Committee discusses with the Company’s independent auditor the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Corporate Governance

Independence

In determining the independence of directors, our Board of Directors will analyze each director’s relationship with the Company and its subsidiaries to determine whether our directors are independent under the applicable rules of the Nasdaq Stock Market and the SEC.  Our Board of Directors has determined that all of our current directors, except Mr. Macari, are “independent” within the meaning of the independence rules of The Nasdaq Stock Market and the SEC.

Executive Sessions

All directors who are not employees of our Company or our subsidiaries meet in executive session from time to time, and met at least four times in 2010.

Code of Ethics

We have adopted a comprehensive Code of Ethics for all employees and directors, which can be found on our website at www.summerinfant.com.

Corporate Governance Guidelines

In May 2010, our Board of Directors adopted Corporate Governance Guidelines.  These guidelines include, without limitation, guidelines relating to director qualifications and responsibilities, board committees, director access to officers and employees, director and officer compensation, management succession, and shareholder communication with the board.  The Corporate Governance Guidelines are available on the Corporate Governance page within the Investor Relations section of our website at www.summerinfant.com.  The Board of Directors will review the Corporate Governance Guidelines at least every two years.

Communications with Directors

Stockholders may send communications to our Board of Directors, the Chairman, any individual director, or any board committee by using the contact information provided on our website.  Stockholders also may send communications by letter addressed to Corporate Secretary, Summer Infant, Inc., Attn: Board of Directors, 1275 Park East Drive, Woonsocket, Rhode Island 02895.  All communications will be received and reviewed by our Chief Executive Officer.  Stockholder concerns about our accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  All other concerns will be reported to the appropriate committee(s) of our Board of Directors.

Board of Directors Meetings and Committees of the Board

Attendance of Directors

In 2010, our Board of Directors met four times.  All directors attended more than seventy-five percent of the meetings.  All directors attended in excess of 75% of the meetings of the committees of our Board of Directors on which they served.  Our directors are encouraged, but not required, to attend annual meetings.  Three of our directors attended our 2010 annual meeting of stockholders, and all of our directors are expected to attend the Annual Meeting.

Committees of the Boards of Directors

Our Board of Directors has designated the following standing committees: an Audit Committee, a Compensation Committee and a Nominating & Governance Committee.  The composition and objectives of each committee are described below.

Audit Committee

The Audit Committee held four meetings in 2010.  As described in the Audit Committee’s charter, a copy of which is available on our website at www.summerinfant.com, the primary function of the Audit Committee is to appoint, retain, set compensation of, and supervise our independent accountants, review the results and scope of the audit and other accounting related services, and review our accounting practices and systems of internal accounting and disclosure controls.

The Audit Committee, established in accordance with section 3(a)(58)(A) of the Exchange Act, currently consists of three members:  Richard Wenz, Chairman, Dan Almagor, and Robert Stebenne.  Each member of the Audit Committee is an “independent” director under SEC and Nasdaq Stock Market rules.  The members of the Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement and our quarterly reports on Form 10-Q and our annual report on Form 10-K and related financial statements and disclosures.  Our Board of Directors has determined that Mr. Wenz qualifies as an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee meets with our external auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions).  The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees.  The Audit Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors.  The Audit Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors.

Compensation Committee

The Compensation Committee met four times in 2010.  The Compensation Committee currently consists of four members:  Richard Wenz, Chairman, Martin Fogelman, Robert Stebenne, and Derial Sanders.  Each member of the Compensation Committee is an “independent” director under the rules of the Nasdaq Stock Market.

As described in the Compensation Committee’s charter, which is available on our website at www.summerinfant.com, the Compensation Committee is responsible, on behalf of our Board of Directors, for reviewing and approving the amounts and types of compensation paid to our executive officers and non-employee directors, as well as all bonus and equity compensation paid to other Company employees.  The Compensation Committee is responsible for determining that compensation paid under the Company’s compensation programs is equitable (meaning that it is appropriate to the responsibilities of the position), is based on the performance of the Company and the individual, and meets the standards of the competitive marketplace.  The Compensation Committee meets at least four times per year and additionally as needed.  The Chairman of the committee regularly reports to our Board of Directors on compensation committee policy, procedures, actions, and recommendations.  The Compensation Committee has authority to retain (at our Company’s expense) outside counsel, compensation consultants and other advisors to assist as needed.

Compensation Objectives and Methodology

With respect to performance-based cash compensation, the Compensation Committee believes that executive compensation should be closely tied to achievement of the financial and operational goals established in advance by our Board of Directors, as well as to the achievement individual performance goals of the executive officers.  The Compensation Committee uses equity-based compensation to align the executives’ interests with those of our stockholders over a longer period of time.  For purposes of retention, the Compensation Committee believes that the equity-based compensation should have meaningful conditions that encourage valued employees to remain in the employ of the Company as well as to achieve the performance goals of the Company.  The Compensation Committee also considers executive benefit programs as a means to attract, retain and motivate highly qualified executives.  Executive officers are entitled to participate in the benefits programs that are available to all full-time employees, including health, dental, and life insurance, healthcare reimbursement accounts, paid vacation and Company contributions to a 401(k) profit-sharing retirement plan.  The Company’s 401(k) plan provides for matching contributions by us in an amount equal to the first 2% of employee compensation deferred, plus 50% of the next 1% of employee compensation deferred.

The Compensation Committee is responsible for all compensation decisions for the chief executive officer and other executive officers.  The chief executive officer annually reviews the performance of the other executive officers, including consideration of market pay practices of the comparable companies in conjunction with both Company and individual performance.  The conclusions and recommendations of the chief executive officer are presented to the Compensation Committee for review and approval.  The Compensation Committee has absolute discretion as to whether it approves the recommendations of the chief executive officer or makes adjustments, as it deems appropriate.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles of fairness to employees, retention of talented executives and the achievement of improved Company performance, which ultimately benefits the Company’s stockholders.  Additional information about the components of compensation for our named executive officers in 2010 can be found in the narrative description following the Summary Compensation Table in this proxy statement.

Nominating & Governance Committee

The Nominating & Governance Committee met three times in 2010.  As described in the Nominating & Governance Committee’s charter, which is available on our website at www.summerinfant.com, the Nominating & Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors.  The Nominating & Governance Committee currently consists of three members:  Robert Stebenne,

Chairman, Martin Fogelman and Richard Wenz.  Each member of the Nominating & Governance Committee is an “independent” director under the rules of the Nasdaq Stock Market.

The Nominating & Governance Committee will consider persons identified by its members, management, stockholders, investment bankers and others.  The Nominating & Governance Committee follows the process described in this proxy statement and its charter when determining nominees to our Board of Directors.

The Nominating & Governance Committee will identify, evaluate and recommend candidates to become members of our Board of Directors with the goal of creating a balance of knowledge and experience.  Nominations to our Board of Directors may also be submitted to the Nominating & Governance Committee by our stockholders in accordance with our policy, as described below.  Candidates, whether identified by the Nominating & Governance Committee or proposed by stockholders, will be reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.  In conducting this assessment, the Nominating & Governance Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

•                  Whether the candidate is independent pursuant to the requirements and rules of the Nasdaq Stock Market.

•                  Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with our image and reputation.

•                  Whether the candidate has the ability to read and understand basic financial statements.  The Nominating & Governance Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the SEC.

•                  Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

•                  Whether the candidate has knowledge of us and issues affecting us.

•                  Whether the candidate is committed to enhancing stockholder value.

•                  Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

•                  Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

•                  Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of board membership.

•                  Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

•                  Whether the candidate is able to develop a good working relationship with other board members and contribute to the board’s working relationship with our senior management.

•                  Whether the candidate is able to suggest business opportunities to us.

Although the Nominating & Governance Committee does not have a formal diversity policy concerning Board membership, the Nominating & Governance Committee does consider diversity in its broadest sense when evaluating nominees, including persons diverse in gender, ethnicity, experience, and background.

Stockholders who wish to recommend to the Nominating & Governance Committee a candidate for election to our Board of Directors should send their letters to the Company at 1275 Park East Drive, Woonsocket, Rhode Island 02895, Attention: Nominating & Governance Committee.  These letters will be promptly forwarded to the members of the Nominating & Governance Committee. Stockholders must follow certain procedures to recommend to the Nominating & Governance Committee candidates for election as directors.  These procedures are described in our bylaws.

The recommendation must contain the following information about the candidate:

•                  Name;

•                  Age;

•                  Business and current residence addresses, as well as residence addresses for the past 20 years;

•                  Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

•                  Educational background;

•                  Permission for us to conduct a background investigation, including the right to obtain education, employment and credit information;

•                  The number of shares of our common stock beneficially owned by the candidate;

•                  The information that would be required to be disclosed by us about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director; and

•                  A signed consent of the nominee to serve as a director, if elected.

Compensation of Directors

We do not pay any directors who are also executive officers any additional compensation for service as directors.  The current compensation for our non-employee directors includes the following:

•                  a $50,000 annual retainer for each non-employee director;

•                  an additional $10,000 annual retainer for the Chairman of the Audit Committee;

•                  an additional $10,000 annual retainer for the Chairman of the Compensation Committee;

•                  an additional $15,000 annual retainer for the Lead Director and Nominating & Governance Committee Chairman;

•                  expense reimbursement for all reasonable expenses incurred in attending meetings and tending to our business; and

•                  a one-time grant to each non-employee director of options to purchase 40,000 shares of our common stock under the 2006 Performance Equity Plan.

Director Compensation in 2010

The following table shows non-employee director compensation in 2010:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other ($)(4)	Total ($)
Dan Almagor	$50,000	—	$29,300	—	$79,300
Martin Fogelman	$50,000	—	—	$57,000	$107,000
Derial Sanders	$50,000	—	$29,300	—	$79,300
Robert Stebenne	$65,000	—	—	$18,300	$83,300
Richard Wenz	$70,000	—	—	$5,500	$75,500

(1)           Mr. Macari is not included in this table as he is our Chief Executive Officer and, accordingly, receives no compensation for his service as a director.  The compensation received by Mr. Macari is shown in the Summary Compensation Table below.

(2)           No stock awards were made to non-employee directors in 2010.  The aggregate number of stock awards granted to directors as of December 31, 2010, was as follows: Mr. Fogelman, 8,000 shares; Mr. Stebenne, 8,000 shares; and Mr. Wenz, 8,000 shares.  For the grants to Messrs. Fogelman, Stebenne, and Wenz, 2,000 shares were immediately vested on the grant date (January 15, 2009), and the remaining shares vest in equal installments over the next three anniversaries of the grant date.

(3)           The amounts in this column reflect the aggregate grant date fair value for financial statement reporting purposes in accordance with FASB ASC Topic 718 of the award of options to purchase common stock granted in 2010 to each of the directors indicated.  The aggregate number of options outstanding as of December 31, 2010, for each director was as follows: Mr. Almagor, 40,000, vesting in equal annual installments beginning on January 29, 2011; Mr. Fogelman, 40,000, all vested; Mr. Sanders, 40,000, vesting in equal annual installments beginning on January 29, 2011; Mr. Stebenne, 40,000, all vested; Mr. Wenz, 40,000, all vested.

(4)           Mr. Fogelman receives $4,750 per month as a paid consultant to our Company.  Mr. Wenz received $5,500 for special services on behalf of the Board of Directors relating to potential financing arrangements.  Mr. Stebenne received $18,300 for special services on behalf of the Board of Directors relating to potential acquisitions.

EXECUTIVE OFFICERS

Our current executive officers are set forth below.

Name	Age	Position
Jason Macari	49	Chief Executive Officer and Chairman of the Board
Joseph Driscoll	46	Chief Financial Officer and Treasurer
Jeffrey Hale	48	Chief Operating Officer

Mr. Macari became our Chief Executive Officer in March 2007 and has been Chairman of the Board since October 2008.  Prior to March 2007, Mr. Macari was Chief Executive Officer and founder of the predecessor company to Summer Infant, Inc., which he founded in 2001.  Prior to that time, Mr. Macari was vice president of product development and general manager of Safety 1st, Inc., a manufacturer of safety and juvenile products from August 1994 to June 2001.  From May 1988 to August 1994, Mr. Macari managed the manufacturing engineering group of the Davol Division of CR Bard, a manufacturer of surgical products.

Mr. Driscoll has been our Chief Financial Officer since March 2007.  Prior to March 2007, Mr. Driscoll was the chief financial officer at the predecessor company to Summer Infant, Inc., with whom he had been employed since September 2006.  From May 2001 to September 2006, Mr. Driscoll was employed as vice president of finance and later served as chief financial officer for ACT Electronics, Inc., an electronics manufacturer.  From May 2000 to May 2001, Mr. Driscoll was employed as vice president of finance for PCI, Inc., an internet based marketing services company.  From April 1997 to May 2000, Mr. Driscoll was employed as vice president of finance and later served as chief financial officer for Safety 1st, Inc., a manufacturer of safety and juvenile products.  From September 1993 to April 1997, Mr. Driscoll was employed as assistant corporate controller and later served as director of financial reporting for Staples, Inc.  From February 1992 to September 1993, Mr. Driscoll was employed as corporate controller for E-II Holdings, Inc., an international consumer products company.  From July 1986 to February 1992, Mr. Driscoll was employed as an audit manager for KPMG Peat Marwick.  Mr. Driscoll is a licensed certified public accountant.

Mr. Hale joined our Company on July 13, 2009 as Chief Operating Officer.  Prior to July 2009, Mr. Hale served as the chief operating officer at the Bob Barker Company, a supplier to detentional facilities, from October 2007 to July 2009.  From September 2006 to July 2007, he was the chief operating officer at Berkline/BenchCraft, a furniture manufacturer.  From July 2004 to May 2006, he was senior vice president of operations at Fidelity Investments.  From July 1997 through June 2004, Mr. Hale was an executive vice president of operations at Safety 1st, Inc., a manufacturer of safety and juvenile products.  He is a graduate of Pepperdine University where he obtained a MBA in 1988.  He also graduated from State University of New York at Brockport where he obtained a BS in Mathematics in 1985.

Former Executive Officer

Mr. Gibree served as our Executive Vice President of Product Development from March 2007 until November 2010.  Prior to March 2007, Mr. Gibree held these same positions at the predecessor company to Summer Infant, Inc., with whom he had been employed since November 2001.  From March 2001 to November 2001, Mr. Gibree was the vice president of engineering for Little Kids, Inc., a manufacturer of innovative toys.  From May 1997 to March 2001, Mr. Gibree was director of engineering at Safety 1st, Inc. a manufacturer of safety and juvenile products.  From May 1985 to May 1997, Mr. Gibree was employed by Hasbro, rising to project manager for the Kid Dimension division.  Mr. Gibree was also a member of our Board of Directors from March 2007 until his resignation in December 2010.

EXECUTIVE COMPENSATION

The following table sets forth, for fiscal years ended December 31, 2009 and December 31, 2010, information regarding compensation for services to our Company by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer and former (the “named executive officers”):

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)		Total ($)

Jason Macari	2010	$372,596	—	$262,498	—	$30,783	(3)	$665,877
Chief Executive Officer and Chairman	2009	$350,000	$140,000	—	$102,300	$19,849	(3)	$612,149

Joseph Driscoll	2010	$207,385	—	$50,002	—	$6,222	(4)	$263,609
Chief Financial Officer	2009	$200,000	$50,000	$43,400	$66,965	$4,600	(4)	$364,965

Jeff Hale	2010	$275,000	—	$50,002	—	$131,051	(5)	$456,053
Chief Operating Officer	2009	$126,923	—	—	$17,281	$30,023	(5)	$174,227

Steven Gibree	2010	$225,003	—	—	—	$378,214	(6)	$603,217
Former EVP of Product Development	2009	$240,000	$85,000	$43,400	$68,615	$17,034	(6)	$454,049

(1)          The amounts shown for 2009 reflect amounts earned in 2009 and paid in 2010, and the amounts shown for 2010 reflect amounts earned in 2010 and paid in 2011.

(2)          The amounts for 2010 reflect the aggregate grant date fair value computed in accordance with FASB Topic 718.  Assumptions used in the calculation of these amounts are included in Note 7 to our audited consolidated financial statements for the fiscal year ended December 31, 2010, included in our Annual Report on Form 10-K filed with the SEC on March 22, 2011.

(3)          For 2010, the amount includes $27,099 for automobile benefit and $3,684 of contributions to our Company’s 401(k) plan.  For 2009, the amount includes $15,249 for automobile benefit and $4,600 of contributions to our Company’s 401(k) plan.

(4)          For 2010, the amount represents $6,222 of contributions to our Company’s 401(k) plan. For 2009, the amount represents $4,600 of contributions to our Company’s 401(k) plan.

(5)          For 2010, the amount includes $123,701 for relocation expenses and $7,350 of contributions to our Company’s 401(k) plan.  For 2009, the amount includes $28,523 for relocation expenses and $1,500 of contributions to our Company’s 401(k) plan.

(6)         For 2010, the amount includes (i) $12,758 for automobile benefit, (ii) $7,350 of contributions to our Company’s 401(k) plan, and (iii) $358,106 payable under the Separation Agreement between Mr. Gibree and the Company, as further described below in the Narrative Disclosure to the Summary Compensation Table.  For 2009, the amount includes $12,434 for automobile benefit and $4,600 of contributions to our Company’s 401(k) plan.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Elements of Compensation.  As described in the section “Compensation Objectives and Methodology” of this proxy statement, each year the Compensation Committee reviews the various elements of executive compensation to determine an appropriate mix for each named executive officer.  For 2010, the following elements were considered in determining the 2010 compensation of our named executive officers reflected in the Summary Compensation Table.

•                  Base Salary.  The Compensation Committee strives to provide that the named executive officers are paid a base salary that is competitive with salaries paid by comparable companies organizations for similar work, based on each employee’s experience, performance and geographic location.  Generally, our Company has chosen to target cash compensation at market median levels to remain competitive in attracting and retaining executive talent.  The Compensation Committee considers a combination of the executive’s performance, the performance of our Company and the individual business or corporate function for which the executive is responsible, the nature and importance of the position and role within our Company, the scope of the executive’s responsibility, internal relationships or comparisons and the current compensation package in place for that executive, including the executive’s current annual salary and potential bonus awards.  The Compensation Committee reviewed compensation information from a survey of comparable companies in New England and elsewhere, such as RC2, Kids Brands, and Rocky Brands.  The Compensation Committee also considered the Chief Executive Officer’s recent performance, his achievements in prior years, his achievement of specific short-term goals and our Company’s performance in fiscal year 2010 when determining his base salary.  For the other named executive officers, the Compensation Committee met with the Chief Executive Officer to review his compensation recommendations for those named executive officers, including his performance evaluation of all such persons and the basis of his recommendations, including the scope of each person’s duties, oversight responsibilities and individual objectives and goals against results achieved for fiscal year 2010.

•                  Annual Incentive Bonus.  Our Company generally uses short-term incentive compensation programs to recognize and reward executive officers and other employees who contribute meaningfully to an increase in stockholder value and profitability.  In general, the funding of the annual incentive bonus pool is dependent upon the Company’s targeted earnings before interest, taxes, depreciation and amortization (before deducting incentive compensation), in addition to meeting certain other targets.  If the plan is fully funded, each named executive officer has the ability to receive the target bonus payout.  The percentage of the bonus actually paid to each named executive officer depends on the attainment of corporate financial targets and individual performance goals.  For fiscal 2010, the Compensation Committee approved a bonus pool for all eligible employees based on the Company’s earnings before interest, taxes, depreciation and amortization (before deducting incentive compensation).  The Compensation Committee determined, in its discretion, to award to Messrs. Macari, Driscoll and Hale awards of restricted stock in lieu of cash bonuses for their performance in 2010.

•                  Long-Term Incentive Awards.  The Compensation Committee believes that equity-based compensation ensures that its executive officers have a continuing stake in the long-term success of our Company.  Awards are made under our 2006 Performance Equity Plan.  In general, long-term incentive awards are targeted at the median of the compensation peer group with appropriate adjustments for individual and Company performance, although past awards have generally been below market levels.  As noted above, in 2010, Messrs. Macari, Driscoll and Hale were granted restricted stock awards of 17,857, 6,803, and 6,803 shares, respectively, of which 50% of the shares were immediately vested and the remaining shares vest in 2011.  If a named executive officer leaves the Company prior to the completion of the applicable vesting schedule, the unvested portion of the option or stock grant is forfeited unless otherwise provided in his employment agreement or termination agreement.

Material Terms of Employment Agreements Contracts of Named Executive Officers

Jason Macari, Chief Executive Officer

Employment Agreement including Change of Control Provisions.  Mr. Macari originally entered into an employment agreement with the Company in March 2007.  In February 1, 2010, we entered into a new employment agreement with Mr. Macari.  Pursuant to the new employment agreement, Mr. Macari will continue to serve as our chief executive officer, and will receive a base salary of $375,000 per annum commencing on February 1, 2010, which is subject to increase at the end of each year at the discretion of the Compensation Committee.  The employment agreement has a term of three years and will automatically renew for successive one-year terms unless we or Mr. Macari give notice of non-renewal within sixty days of expiration of the applicable term, subject to earlier termination in accordance with the terms of the new employment agreement.

The new employment agreement provides that Mr. Macari will participate in our performance incentive plans and will be eligible to receive a minimum annual bonus of 100% of his salary if specified financial targets and performance criteria as set forth annually in our performance incentive plans are achieved.  Mr. Macari will also be able to participate in any other compensation plan or other perquisites generally made available to the Company’s executive officers from time to time.

If Mr. Macari’s employment is terminated by Mr. Macari for “good reason,” by our Company “without cause,” or due to the death or disability of Mr. Macari: (1) we will pay to Mr. Macari all base salary and unreimbursed expenses which have accrued through the termination date, (2) we will continue to pay Mr. Macari’s base salary in accordance with normal payroll procedures for a period of twenty four months, (3) we will provide Mr. Macari with health and dental insurance for a period of twenty four months except where comparable health and dental insurance is available from subsequent employer, and (4) any and all options granted to Mr. Macari will immediately vest.  If Mr. Macari’s employment is terminated by Mr. Macari other than for “good reason,” or by us “with cause,” we will pay to Mr. Macari all base salary and unreimbursed expenses which have accrued through the termination date.  The new employment agreement also contains non-competition and similar covenants which remain in effect for a period of twenty four months following the termination of Mr. Macari’s employment.

The new employment agreement also contains a change of control provision which provides that in the event that there is a “Change of Control” (as defined below) and Mr. Macari’s employment is terminated within twelve months of such Change of Control other than with cause or due to the death or disability of Mr. Macari or by Mr. Macari for good reason, then Mr. Macari shall be entitled to (1) a lump sum cash payment equal to the sum of (i) two times Mr. Macari’s base salary for the previous twelve months and (ii) the average of Mr. Macari’s annual cash bonuses from our Company for the two fiscal years preceding the fiscal year in which the termination occurs and (2) health and dental insurance for a period of one year, except where comparable health and dental insurance is available from a subsequent employer.

Joseph Driscoll, Chief Financial Officer

Change of Control Agreement.  In connection with the termination of his prior employment agreement in February 2010, we entered into a change of control agreement with Mr. Driscoll.  The change of control agreement entitles Mr. Driscoll to certain payments and benefits if (1) there is a Change of Control and (2) within twelve months thereafter Mr. Driscoll’s employment is terminated other than for cause or due to the death or disability of Mr. Driscoll, or by Mr. Driscoll for good reason.  If these events occur, Mr. Driscoll shall be entitled to (a) a lump sum cash payment equal to the sum of (i) 100% of Mr. Driscoll’s base salary that was in effect at the time of termination and (ii) the average of Mr. Driscoll’s annual base bonuses from the Company for two fiscal years preceding the fiscal year in which the termination occurs, and (b) for a period of one year, except where comparable benefits are available from a subsequent employer, Mr. Driscoll and his covered dependents, if any, shall be entitled to all benefits under the Company’s welfare benefit plans, as if Mr. Driscoll were still employed during such period, at the same level of benefits and at the same dollar cost to Mr. Driscoll as is in effect at the time of termination.  The change of control agreement also contains non-competition and similar covenants remain in effect for a period of twelve months following the termination of Mr. Driscoll’s employment with our Company.

Jeffrey Hale, Chief Operating Officer

Offer Letter.  Under the terms of the Company’s offer letter to Mr. Hale effective July13, 2009, Mr. Hale is entitled to an annual base salary of $275,000, and is eligible for an annual bonus equal to 35% of his annual salary, with a pro-rated guaranteed salary for 2009.  Mr. Hale is eligible to participate in the Company’s standard employment benefit plans, and will also be provided up to $125,000 for reimbursement of relocation expenses.  Mr.  Hale also agreed to enter into a change of control agreement with the Company.

Change of Control Agreement.  In December 2009, we entered into a change of control agreement with Mr. Hale.  The change of control agreement entitles Mr. Hale to certain payments and benefits if (1) there is a Change of Control and (2) within twelve months thereafter Mr. Hale’s employment is terminated other than for cause or due to the death or disability of Mr. Hale, or by Mr. Hale for good reason.  If these events occur, Mr. Hale shall be entitled to (a) a lump sum cash payment equal to the sum of (i) 100% of Mr. Hale’s base salary that was in effect at the time of termination and (ii) the average of Mr. Hale’s annual base bonuses from the Company for two fiscal years preceding the fiscal year in which the termination occurs, and (b) for a period of one year, except where comparable benefits are available from a subsequent employer, Mr. Hale and his covered dependents, if any, shall be entitled to all benefits under the Company’s welfare benefit plans, as if Mr. Hale were still employed during such period, at the same level of benefits and at the same dollar cost to Mr. Hale as is in effect at the time of termination.  The change of control agreement also contains non-competition and similar covenants which remain in effect for a period of twelve months following the termination of Mr. Hale’s employment with our Company.

A “Change of Control” for purposes of the change of control agreements described above means:

•               individuals who, as February 1, 2010, constitute our board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of our board of directors, provided that any individual becoming a director subsequent to February 1, 2010, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such individual was a member of the Incumbent Board; or

•                  the approval by the Company’s stockholders of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (excluding an underwritten public offering of our common stock or other voting securities) for the Company’s own account registered under the Securities Act), in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

•               the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than thirty percent (30%) of either the then-outstanding shares of the our common stock or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors (a “Controlling Interest”) excluding any acquisitions by (i) the Company or any of our affiliates, (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of our affiliates or (iii) any person, entity or “group” that, as of February 1, 2010, owns beneficially (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a Controlling Interest.

Steven Gibree, Former Executive Vice President, Product Development

Separation Agreement.  On November 18, 2010, Mr. Gibree’s employment with the Company ceased, and on December 10, 2010, we entered into a Separation Agreement and Release with Mr. Gibree.  Under the agreement, in exchange for Mr. Gibree executing a general release of claims he may have against the Company and agreeing not to directly or indirectly compete with the Company, or to solicit employees, customers, or prospective acquisition candidates of the Company for a twelve-month period, the Company agreed to continue to pay Mr. Gibree’s $255,000 base salary and to provide him with continued benefits, including health insurance and other benefits provided to him as of the date of his termination, and outplacement services, for a period of twelve months.  In addition, we agreed to continue the vesting of his January 2009 stock option award and restricted stock award through January 2011 and to maintain the original expiration date of all Mr. Gibree’s outstanding vested incentive awards.  The Company also agreed to pay Mr. Gibree a lump sum of $85,000 in cash in satisfaction of any 2010 performance cash bonus award that Mr. Gibree may have been eligible to receive.  The agreement also provided for the termination of the prior Change of Control Agreement between Mr. Gibree and the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about outstanding equity awards held by the named executive officers at the end of 2010:

	Option Awards					Stock Awards
Name	Award Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share	Option Expiration Date	Number of Shares or Units of Stock that have not Vested		Market Value of Shares or Units of Stock that have not Vested

Jason Macari	01/05/2009	155,000	155,000	$2.14	01/05/2019	—		—

Joseph Driscoll	03/07/2007	170,000	—	5.25	03/07/2017	—		—
	01/05/2009	10,000	10,000	2.14	01/05/2019	—		—
	01/15/2009	—	—	—	—	20,000	(2)	$151,600
	07/24/2009	12,500	37,500	2.55	07/24/2019	—		—

Jeffrey Hale	07/24/2009	—	175,000	2.37	07/24/2019	—		—
	01/29/2010	—	25,000	5.36	01/29/2020	—		—

Steven Gibree (3)	03/07/2007	170,000	—	5.25	03/07/2017	—		—
	01/05/2009	12,500	12,500	2.14	01/05/2019	—		—
	01/15/2009	—	—	—	—	10,000		$67,350
	07/24/2009	12,500	37,500	2.55	07/24/2019	—		—

(1)           For all option grants, the vesting schedule is as follows: 25% of the total number of shares subject to the options vest and become exercisable on each of the first, second, third and fourth anniversaries of the date of grant.

(2)           Mr. Driscoll received a restricted stock grant of 40,000 shares, of which 25% shares were immediately vested and the remaining shares vest in equal installments on the first, second, and third anniversaries of the date of grant.

(3)           On November 18, 2010, Mr. Gibree’s employment with the Company ceased.  Under his separation agreement, the Company agreed to continue the vesting through January 2011 of a portion of his restricted stock award and his stock option granted January 5, 2009.  The table reflects his outstanding awards at December 31, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our common stock and other equity securities.  Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such reports furnished to us during the fiscal year ended December 31, 2010, we believe that each person who, at any time during fiscal year 2010, was a director, officer or beneficial owner of more than 10% of our common stock complied with all Section 16(a) requirements during 2010, except for the following:  Dan Almagor filed a late Form 4 related to a stock option grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2009, our wholly owned subsidiary, Summer Infant (USA), Inc. (“Summer USA”), entered into a definitive agreement with Faith Realty II, LLC, a company whose members are Jason Macari, our current Chairman of the Board and Chief Executive Officer and his spouse.  Under this agreement, Faith Realty purchased our corporate headquarters located at 1275 Park East Drive, Woonsocket, Rhode Island and subsequently leased the headquarters back to Summer USA.  Faith Realty purchased the Headquarters for $4,052,500 and then leased the headquarters back to Summer USA for an annual rent of $390,000 for an initial seven-year term, payable monthly and in advance.  The lease expires on its seventh anniversary unless an option period is exercised by Summer USA.  If Summer USA elects to exercise the option, Summer USA will have the opportunity to extend the lease for one additional period of five years, and the annual rent for the first two years of the extension will be $429,000 and for the final three years of the extension will be $468,000.  In addition, during the first six months of the last lease year of the initial term of the lease, Summer USA has the option to repurchase the headquarters for $4,457,750, or 110% of the initial sales price.  With the majority of the proceeds of the sale of the headquarters, Summer USA paid off the construction loan relating to the headquarters.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process.  Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.  In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by the applicable requirements of the PCAOB and discussed with them their independence from us and our management.  In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on SEC Form 10-K for the year ended December 31, 2010, for filing with the SEC.

The foregoing report has been furnished by the current members of the Audit Committee.

Richard Wenz, Chairman, Dan Almagor and Robert Stebenne

PROPOSAL NUMBER TWO

APPROVAL OF AMENDMENTS TO THE COMPANY’S 2006 PERFORMANCE EQUITY PLAN

Our Board of Directors, as recommended by the Compensation Committee, has adopted and is seeking stockholder approval of amendments to our 2006 Performance Equity Plan, including to increase the number of shares of our common stock that are reserved for issuance under the plan by 925,000 shares, from 3,000,000 shares to 3,925,000 shares.  The Board of Directors has also approved other amendments to the plan to (i) add definitions of “cause” and “continuous employment,” (ii) prohibit the repricing of any awards without stockholder approval, (iii) permit the compensation to delegate certain administrative functions to Company officers, (iv) clarify how shares available for grant under the plan are calculated, and (v) comply with existing tax laws.

As of April 26, 2011, of the 3,000,000 shares of common stock currently authorized for issuance in connection with grants made under the plan, 2,040,110 shares are reserved for issuance upon exercise of outstanding options or vesting of outstanding stock awards, and only 394,237 shares remain available for future grants or awards.  While some additional shares may become available under the plan through employee terminations, this number is expected to be inconsequential.  The Board of Directors believes the remaining available shares are insufficient to meet our long-term incentive needs.  If the amendments to the plan are approved, we will have an aggregate of 1,319,237 shares available for future grants under the plan.

Assuming that amendment to increase the shares available for issuance is approved, our overhang for currently outstanding equity awards and shares available for future issuance would be approximately 19%.  In addition, in order to minimize the dilutive impact on existing stockholders of grants of equity-based awards in the future, our Compensation Committee has committed that the average annual burn rate of equity awards over the next three years will be at an acceptable level comparable to the burn rate for similar businesses in our industry.  Burn rate (also called run rate) measures a company’s pattern of granting equity awards as a percentage of total shares outstanding, and takes into consideration the type of equity award, such as stock options or restricted stock, and the volatility of the company’s stock price.

Our Board of Directors recommends this action to enable us to continue to provide a source of stock to attract, motivate, retain and reward high-quality executives and other employees, officers, directors and consultants.  Our Board of Directors believes that equity awards promote growth and provide a meaningful incentive to personnel of successful companies. In addition, we acquire other companies and we may issue equity awards to key employees of these acquired companies.

The following is a summary of certain principal features of the plan as proposed to be amended. This summary is qualified in its entirety by reference to the complete text of the plan. Stockholders are urged to read the actual text of the plan in its entirety which is set forth as Annex A to this Proxy Statement.

Summary of the 2006 Performance Equity Plan

Administration

The plan is administered by our Compensation Committee.  Subject to the provisions of the plan, the Compensation Committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.  As amended, the plan would also permit the Compensation Committee to delegate to officers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms and limitations as the committee shall determine, to perform such functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for awards granted to holders subject to Section 16 of the Exchange Act, and to appoint agents to assist it in administering the Plan.

Stock Subject to the Plan

Shares of stock subject to awards that are forfeited or terminated will be available for future award grants under the plan.  As proposed to be amended, the plan would provide that shares of stock subject to awards under the plan may not again be made available for issuance or delivery under the plan if such shares are (i) shares that were subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, (ii) shares delivered or withheld by the Company to pay the exercise price of an option, or (iii) shares delivered to or withheld by the Company to pay the withholding taxes related to an award under the plan.

Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the Compensation Committee may determine whether the change requires equitably adjusting the terms of the award or the aggregate number of shares reserved for issuance under the plan.

Eligibility

We may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

Options.  The plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan.  The Compensation Committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The number of shares covered by incentive stock options that may be exercised by any participant during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

An incentive stock option may only be granted within a ten-year period from the date of the plan and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the Compensation Committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or any combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the Compensation Committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than fifty percent of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of twelve months or that other greater or lesser period as the Compensation Committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of twelve months from the date of his or her death, or such other greater or lesser period as the Compensation Committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter.

If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause or due to normal retirement, then the portion of any stock option that has vested on the date of termination may be exercised for the lesser of three months after termination of employment, or the balance of the stock option’s term.

Stock Appreciation Rights.  Under the plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options.  A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights.

Restricted Stock.  Under the plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan.  The Compensation Committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Restricted stock awarded under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. Other than regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute, we will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute on the restricted stock and the right to vote the shares.

Deferred Stock.  Under the plan, we may award shares of deferred stock either alone or in addition to other awards granted under the plan.  The Compensation Committee determines the eligible persons to whom, and the time or times at which, deferred stock will be awarded, the number of shares of deferred stock to be awarded to any person, the duration of the period during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of deferred stock awards.

Deferred stock awards granted under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to us during the applicable deferral period.  The holder will not have any rights of a stockholder until the expiration of the applicable deferral period and the issuance and delivery of the certificates representing the common stock.  The holder may request to defer the receipt of a deferred stock award for an additional specified period or until a specified event.  This request must generally be made at least one year prior to the expiration of the deferral period for the deferred stock award.

Stock Reload Options.  Under the plan, we may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. A stock reload option permits a holder who exercises a stock option by delivering stock owned by the holder for a minimum of six months to receive a new stock option at the current market price for the same number of shares delivered to exercise the option. The Compensation Committee determines the terms, conditions, restrictions and limitations of the stock reload options. The exercise price of stock reload options must be the fair market value as of the date of exercise of the underlying option. Unless otherwise determined, a stock reload option may be exercised commencing one year after it is granted and expires on the expiration date of the underlying option.

Other Stock-Based Awards.  Under the plan, we may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Accelerated Vesting and Exercisability

Unless otherwise provided in the grant of an award, if any “person,” as defined in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the “beneficial owner,” as referred in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding voting securities in one or more transactions, and our Board of Directors does not authorize or approve the acquisition, then the vesting periods with respect to awards granted and outstanding under the plan will be accelerated and will immediately vest, and each participant of an award will have the immediate right to purchase and receive all shares of our common stock subject to the award in accordance with the terms set forth in the plan and in the corresponding award agreements.

Unless otherwise provided in the grant of an award, the Compensation Committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our Board of Directors, accelerate the vesting of any and all awards granted and outstanding under the plan.

Repurchases

Unless otherwise provided in the grant of an award, the Compensation Committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our Board of Directors, require a holder of any award granted under the plan to relinquish the award to us upon payment by us to the holder of cash in an amount equal to the fair market value of the award or $0.001 per share for awards that are out-of-the money.

No Repricing Without Stockholder Approval

As amended, the plan prohibits any repricing of awards under the plan without first obtaining approval of the stockholders of the Company.

Competition; Solicitation of Customers and Employees; Disclosure of Confidential Information

If a holder’s employment with us or a subsidiary of our is terminated for any reason whatsoever and within twelve months after the date of termination, the holder either:

•                  accepts employment with any competitor of, or otherwise engages in competition with, us,

•                  solicits any of our customers or employees to do business with or render services to the holder or any business with which the holder becomes affiliated or to which the holder renders services, or

•                  uses or discloses to anyone outside of us any of our confidential information or material in violation of our policies or any agreement between us and the holder,

the Compensation Committee may require the holder to return to us the economic value of any award that was realized or obtained by the holder at any time during the period beginning on the date that is twelve months prior to the date the holder’s employment with us is terminated.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments

Unless terminated by our Board of Directors, the plan will continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. However, grants of incentive stock options may be made only until ten years from the date of the plan. Our Board of Directors may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options.  Participants will recognize no taxable income upon the grant or exercise of an incentive stock option. The participant will realize no taxable income when the incentive stock option is exercised if the participant has been an employee of ours or any of our subsidiaries at all times from the date of the grant until three months before the date of exercise, one year if the participant is disabled. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for the shares, and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on the disposition over the exercise price, which is the same amount included in regular taxable income.

Non-Incentive Stock Options.  With respect to non-incentive stock options:

•                  upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

•                  upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

•                  we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-incentive stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights.  Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receives no deduction. The participant recognizes ordinary income and we receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock.  A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us, subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Deferred Stock.  A participant who receives an award of deferred stock will recognize no income on the grant of the award. However, he or she will recognize ordinary compensation income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the participant does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption “Restricted stock.”

Other Stock-Based Awards.  The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation.  Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

New Plan Benefits

No grants have been made with respect to additional shares of our common stock to be reserved for issuance under the plan. In addition, the number of shares of our common stock that may be granted to executive officers, directors and all employees including non-executive officers is indeterminable at this time, as those grants generally are subject to the discretion of the Compensation Committee.

Equity Compensation Plan Information

The following table summarizes share information, as of April 26, 2011, for our equity compensation plans, including the 2006 Performance Equity Plan.

Plan Category	(a) Number of Common Shares to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights (1)	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Common Shares Remaining Available for Future Issuance [Excluding the shares reflected in column (a)]
Equity compensation plans approved by stockholders	2,040,110	$3.87	394,237
Equity compensation plans not approved by stockholders	—	—
Total	2,040,110	$3.87	394,237

(1)                Includes 133,560 shares issuable upon vesting of outstanding stock awards granted to employees and directors which have not yet vested.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval a majority of the outstanding shares of common stock entitled to vote on this proposal is required to approve the amendments to our 2006 Performance Equity Plan.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the amendments to our 2006 Performance Equity Plan.

PROPOSAL NUMBER THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Our Audit Committee has appointed McGladrey & Pullen, LLP (“M&P”), an independent registered public accounting firm, to audit the consolidated financial statements of our Company for the fiscal year ending December 31, 2011 and recommends that stockholders vote in favor of the ratification of such appointment.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  We anticipate that representatives of M&P will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

In 2010, M&P acquired the assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.) (“Caturano”), our former independent registered public accounting firm. As a result on August 31, 2010, Caturano resigned as the independent registered public accounting firm for our Company, and concurrent with such resignation, the Audit Committee approved the engagement of M&P as the new independent registered public accounting firm for the Company.

Caturano served as the independent auditor of the Company from May 27, 2009 until August 31, 2010.  The audit report of Caturano on the Company’s consolidated financial statements for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal year ended December 31, 2009 and through the date of Caturano’s resignation on August 31, 2010, there were (i) no disagreements between the Company and Caturano on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano, would have caused Caturano to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.  During the years ended December 31, 2009 and 2008 and through August 31, 2010, the Company did not consult Caturano with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.  We provided Caturano with a copy of the disclosures in this paragraph and requested in writing that Caturano furnish the Company with a letter addressed to the SEC stating whether or not they agree with such disclosures.  Caturano provided a letter, dated September 3, 2010 stating its agreement with such statements, which was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 7, 2010.

Prior to the acquisition of Caturano by M&P, M&P had served as the independent auditor of the Company from January 2007 until May 27, 2009.  Based on the decision of our Audit Committee, we previously dismissed M&P as our Company’s independent registered public accounting firm on May 27, 2009.  M&P’s reports on the Company’s financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Other than services rendered in its capacity as the Company’s independent auditor for the fiscal year ended December 31, 2008 and through May 27, 2009, during the Company’s two most recent fiscal years ended December 31, 2010 and through the date of McGladrey’s engagement on August 31, 2010, the Company did not consult with McGladrey on

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  We provided M&P with a copy of the disclosures in this paragraph and requested in writing that M&P furnish the Company with a letter addressed to the SEC stating whether or not they agree with such disclosures.  M&P provided a letter, dated May 27, 2009 stating its agreement with such statements, which was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on May 27, 2009.

The Audit Committee has considered whether the provision of non-audit services by Caturano and M&P is compatible with maintaining their respective independence.

Fees

The following table shows the aggregate fees paid or accrued for audit and other services provided for the years ended December 31, 2010 and 2009:

	2010 (1)	2009 (2)

Audit Fees	$210,386	$210,540
Audit-Related Fees	—	5,356
Tax Fees	—	—
All Other Fees	36,700	24,188
Total Fees	$247,086	$240,084

(1)   Amounts in this column represent (i) $34,935 paid to M&P and $175,451 paid to Caturano for Audit Fees; and (ii) $31,500 paid to M&P and $5,200 paid to Caturano for All Other Fees.

(2)   Amounts in this column represent (i) $37,500 paid to M&P and $173,040 paid to Caturano for Audit Fees; (ii) $5,356 paid to Caturano for Audit-Related Fees; and (iii) $15,000 paid to M&P and $9,188 paid to Caturano for All Other Fees.

Audit Fees were for professional services rendered for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees,” specifically research on interest rate swaps.

All Other Fees were for services other than the services reported above, specifically fees paid (i) in 2009 to Caturano for work on Sarbanes-Oxley compliance and the Company’s Form S-3 filing, and to M&P for work on the Company’s Form S-3 filing in 2009, and (ii) in 2010 to Caturano and M&P for work on Sarbanes-Oxley compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

OTHER MATTERS

We know of no other matters that may come before the Annual Meeting.  If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.  This discretionary authority is conferred by the proxy.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

In order to be included in the proxy statement and form of proxy for the 2012 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, stockholder proposals must be received by us at our corporate offices in Woonsocket, Rhode Island, no later than January 3, 2012.  These proposals must also comply with the requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy.

Stockholder proposals to be presented at the 2012 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement and form of proxy for the 2012 Annual Meeting, must be received in writing at our corporate offices no earlier than January 30, 2012 and no later than February 29, 2012.

By Order of the Board of Directors,

Jason Macari, Chairman

April 29, 2011

Annex A

[As Proposed to be Amended]

SUMMER INFANT, INC. ~~(f/k/a KBL Healthcare Acquisition Corp. II)~~

2006 Performance Equity Plan

Section 1.                                          Purpose; Definitions.

1.1.                              Purpose.  The purpose of the 2006 Performance Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.  The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.                              Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

(a)                                  “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Cause” shall, with respect to any Holder, have the meaning specified in the Agreement.  In the absence of any definition in the Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Holder and the Company or any Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Holder to perform, in a reasonable manner, his or her duties as assigned by the Company or any Subsidiary, (ii) any violation or breach by the Holder of his or her employment, consulting or other similar agreement with the Company or any Subsidiary, if any, (iii) any violation or breach by the Holder of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or any Subsidiary, (iv) any act by the Holder of dishonesty or bad faith with respect to the Company or any Subsidiary, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Holder’s work performance, or (vi) the commission by the Holder of any act, misdemeanor, or crime reflecting unfavorably upon the Holder or the Company or any Subsidiary.  The good faith determination by the Committee of whether the Holder’s Continuous Service was terminated by the Company or any Subsidiary for “Cause” shall be final and binding for all purposes hereunder.

(d)                                  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(~~d~~e)                           “Committee” means the ~~Stock Option~~Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof.  If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(~~e~~f)                              “Common Stock” means the Common Stock of the Company, par value $.0001 per share.

(~~f~~g)                             “Company” means Summer Infant, Inc., a corporation organized under the laws of the State of Delaware.

(~~g~~h)                          “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of employee, officer, director, or consultant.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of employee, officer, director, or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a

Subsidiary in any capacity of employee, officer, director, or consultant (except as otherwise provided in the Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(i)                                    “Deferred Stock” means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(~~h~~j)                             “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(~~i~~k)                             “Effective Date” means the date set forth in Section 12.1, below.

(~~j~~l)                                 “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange ~~or quoted on the Nasdaq Global Market or Nasdaq Capital Market~~, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange ~~or Nasdaq, as the case may be~~; (ii) if the Common Stock is not listed on a national securities exchange ~~or quoted on the Nasdaq Global Market or Nasdaq Capital Market~~, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(~~k~~m)                        “Holder” means a person who has received an award under the Plan.

(~~l~~n)                              “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(~~m~~o)                         “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(~~n~~p)                           “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder.  If no age is designated, it shall be 65.

(~~o~~q)                           “Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(~~p~~r)                           “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(~~q~~s)                           “Plan” means the Summer Infant, Inc. 2006 Performance Equity Plan, as hereinafter amended from time to time.

(~~r~~t)                                “Repurchase Value” shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the ~~Exercise Price~~exercise price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(~~s~~u)                           “Restricted Stock” means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(~~t~~v)                               “SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(~~u~~w)                         “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(~~v~~x)                           “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(~~w~~y)                         “Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(~~x~~z)                             “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(~~y~~aa)                     “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.                                          Administration.

2.1.                              Committee Membership.  The Plan shall be administered by the Board or a Committee.  Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.  The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), ~~and~~ “outside directors” within the meaning of Section 162(m) of the Code, and “independent” within the meaning of the rules of the national securities exchange upon which the Common Stock is listed.

2.2.                              Powers of Committee.  The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards.  For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)                                  to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload ~~Stock~~ Options and/or Other Stock-Based Awards may from time to time be awarded hereunder~~.~~;

(b)                                 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)                                  to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)                                 to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(e)                                  to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)                                    to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

(g)                                 to delegate to officers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for awards granted to Holders subject to Section 16 of the Exchange Act in respect of the Company, and to appoint agents to assist it in administering the Plan;

(h)                                 to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms, provided, however, that any substitutions made pursuant to this Section 2.2(h) shall be subject to the limitations set forth in Section 5.2(k) below; and

(~~h~~i)                             to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 200,000 shares in the aggregate.

2.3.                              Interpretation of Plan.

(a)                                  Committee Authority.  Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.  Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b)                                 Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.                                          Stock Subject to Plan.

3.1.                              Number of Shares.  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be ~~3,000,000~~3,925,000 shares.  Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares.  If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Reload ~~Stock~~ Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. ~~If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option~~ Notwithstanding the foregoing, Shares subject to an award under the Plan may not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right, (ii) Shares delivered or withheld by the Company to pay the exercise price of an Option, or (iii) Shares delivered to or withheld by the Company to pay the withholding taxes related to an award under the Plan.

3.2.                              Adjustment Upon Changes in Capitalization, Etc.  In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall ~~determine~~, in ~~its sole discretion, whether such change equitably requires an adjustment in~~such manner as it may deem equitable, adjust the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan.  Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.                                          Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company.  No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.  Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5.                                          Stock Options.

5.1.                              Grant and Exercise.  Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options.  Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve.  The maximum number of Shares that may be issuable upon the exercise of Incentive Stock Options awarded under the Plan shall be 200,000.  The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.  To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2.                              Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)                                  Option Term.  The term of each Stock Option shall be ten years, or such shorter period as fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Stockholder”)).

(b)                                 Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder will not be less than 110% of the Fair Market Value on the date of grant.

(c)                                  Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below.  If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)                                 Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise).  Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise.  Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.  Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock;  provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture.  A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.  The Committee may permit a Holder to elect to pay the ~~Exercise Price~~exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire ~~Exercise Price~~exercise price and any tax withholding resulting from such exercise.

(e)                                  Transferability.  Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).  Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer.  The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

(f)                                    Termination by Reason of Death.  If a Holder’s ~~employment by the Company or a Subsidiary~~Continuous Service terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g)                                 Termination by Reason of Disability.  If a Holder’s ~~employment by the Company or any Subsidiary~~Continuous Service terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of ~~employment~~Continuous Service or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)                                 Other Termination.  Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder’s ~~employment~~Continuous

Service or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s ~~employment~~Continuous Service is terminated by the Company or a Subsidiary without ~~cause~~Cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of ~~employment~~Continuous Service may be exercised for the lesser of three months after termination of ~~employment~~Continuous Service or the balance of such Stock Option’s term.

(i)                                     Additional Incentive Stock Option Limitation.  In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(j)                                     Buyout and Settlement Provisions.  The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(k)                                No Stock Option Repricing.  Other than as may be required pursuant to Section 3.2, above, without approval of the Company’s stockholders, the Committee shall not be permitted to (i) lower the exercise price per share of a Stock Option after it is granted, (ii) cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of the underlying share in exchange for another award or cash, or (iii) take any other action with respect to a Stock Option that may be treated as a repricing.

5.3.                              Stock Reload Option.  If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”) and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ~~(but only if such tendered shares were held by the Holder for at least six months)~~.  Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value ~~as of~~on the date of ~~exercise~~grant of the ~~Underlying~~Stock Reload Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Stock Reload Option is related.

Section 6.                                          Stock Appreciation Rights.

6.1.                              Grant and Exercise.  The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash.  In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option.  In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2.                              Terms and Conditions.  Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)                                  Exercisability.  Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b)                                 Termination.  A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)                                  Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option.  Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

~~(d)           Shares Affected Upon Plan.  The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan.  The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.~~

Section 7.                                          Restricted Stock.

7.1.                              Grant.  Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan.  The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2.                              Terms and Conditions.  Each Restricted Stock award shall be subject to the following terms and conditions:

(a)                                  Certificates.  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded.  During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement.  Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)                                 Rights of Holder.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.  The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)                                  Vesting; Forfeiture.  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below.  Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.                                          Deferred Stock.

8.1.                              Grant.  Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan.  The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2.                              Terms and Conditions.  Each Deferred Stock award shall be subject to the following terms and conditions:

(a)                                  Certificates.  At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)                                 Rights of Holder.  A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock.  The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)                                  Vesting; Forfeiture.  Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below.  Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)                                 Additional Deferral Period.  ~~A~~To the extent permitted under Section 409A of the Code, a Holder may request to, and the Committee may ~~at any time~~, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”~~).  Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment~~).

Section 9.                                          Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.  Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.  Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.                                   Accelerated Vesting and Exercisability.

10.1.                        Non-Approved Transactions.  If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2.                        Approved Transactions.  The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award or, in the event that an outstanding award does not have any Repurchase Value, then the Board of Directors may terminate the award on payment of $.01 per share that may be acquired or vest under an award.

Section 11.                                   Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan~~.~~, and any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m), if applicable) or the rules of any securities exchange on which the Common Stock may be listed, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval

Section 12.                                   Term of Plan.

12.1.                        Effective Date.  The Plan shall be effective as of the date of the closing of the acquisition of Summer Infant, Inc. and its affiliate companies by the Company, pursuant to the Agreement and Plans of Acquisition among the Company, the Summer companies and the other parties thereto dated as of September 1, 2006, as the same may be amended, provided that the Plan has been approved by the Company’s stockholders prior to such closing.

12.2.                        Termination Date.  Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.  Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

Section 13.                                   General Provisions.

13.1.                        Written Agreements.  Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee.  The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2.                        Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3.                        Employees.

(a)                                  Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated.  In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b)                                 Termination for Cause.  The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for ~~cause~~Cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.  In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c)                                  No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4.                        Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.  Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5.                        Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6.                        Withholding Taxes.  Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7.                        Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

13.8.                        Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9.                        Non-Transferability.  Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10.                  Applicable Laws.  The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the “Securities Act”), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of shares or payment of other benefits under any award until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the national securities exchange upon which the Common Stock is listed, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Holder to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

13.11.                  Conflicts.  If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements.  Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein.  If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan.  Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12.              Code Section 409A.

(a)                                  The Agreement for any award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in below, and the provisions of the Plan applicable to that award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Holder, may amend any Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(b)                                  If any award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i)                                    Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Holder’s “separation from service”, (v) the date the Holder becomes “disabled”, (w) the Holder’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(ii)                                The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii)                            Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv) In the case of any Holder who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Holder’s “separation from service” (or, if earlier, the date of the Holder’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the award.

(c)                                  Notwithstanding the foregoing, or any provision of this Plan or any Agreement, the Company does not make any representation to any Holder or beneficiary that any awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Holder or any beneficiary for any tax, additional tax, interest or penalties that the Holder or any beneficiary may incur in the event that any provision of this Plan, or any Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

13.13.              Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any awards to or other transaction by a Holder who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Holder).  Accordingly, if any provision of this Plan or any Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Holder shall avoid liability under Section 16(b).

~~13.12.      Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq Global Market and Nasdaq Capital Market.~~

13.14.              Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an award with respect to which a Holder paid cash or other consideration, the Holder shall be repaid the amount of such cash or other consideration.  No fractional shares shall be issued or delivered pursuant to the Plan or any award.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SUMMER INFANT, INC.

Proxy for 2011 Annual Meeting of Stockholders

June 16, 2011

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Jason Macari and Joseph Driscoll, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Summer Infant, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Annual Meeting of Stockholders of Summer Infant, Inc., to be held at 9:00 a.m. on Thursday, June 16, 2011, at Summer Infant, Inc.’s principal offices, 1275 Park East Drive, Woonsocket, Rhode Island, and any adjournments of the meeting.  The proxies, and either one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting, or adjournments of the meeting.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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PROXY - (Continued from reverse side)

YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  ☒

1.               ELECTION OF DIRECTORS.  To elect two Class A directors, each to serve for a three-year term expiring in 2014:

☐           FOR ALL NOMINEES

☐           WITHHOLD AUTHORITY FOR ALL NOMINEES

☐           FOR ALL EXCEPT (See instruction below)

NOMINEES:

•                                         Derial Sanders

•                                         Robert Stebenne

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.              AMENDMENTS TO 2006 PERORMANCE EQUITY PLAN: To approve amendments to our 2006 Performance Equity Plan to, among other things, reserve an additional 925,000 shares for issuance thereunder:

☐           FOR

☐           AGAINST

☐           ABSTAIN

3.               RATIFICATION OF AUDITORS.  To ratify the appointment of McGladrey & Pullen, LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending December 31, 2011.

☐           FOR

☐           AGAINST

☐           ABSTAIN

And upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Signature of Stockholder	Date
Signature of Stockholder	Date

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign name by authorized person.